U.S. SECURITIES AND EXCHANGE
                                   COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 or 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                          DATE OF REPORT APRIL 28, 2003
                          -----------------------------
                        (Date of earliest event reported)


                          CNB FLORIDA BANCSHARES, INC.
                          ----------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                     FLORIDA
                                     -------
                 (State or other jurisdiction of incorporation)

       0-25988                                                  59-2958616
-----------------------                                   ----------------------
(Commission File Number)                                      (IRS Employer
                                                             Identification No.)

9715 Gate Parkway North
Jacksonville, Florida                                             32246
-----------------------                                   ----------------------
(Address of principal                                          (Zip Code)
 executive offices)


       Registrant's telephone number, including area code: (904) 997-8484

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits

                  Exhibit No.            Description
                  -----------            -----------
                  99                     Press  Release dated April 28, 2003 for
                                         CNB Florida Bancshares, Inc. 2003 First
                                         Quarter Results

Item 9.  Regulation FD Disclosure.

     The following information is being furnished under this "Item 9. Regulation FD Disclosure" is intended to be furnished under "Item 12. Results of Operations and Financial Condition."

     On April 28, 2003 CNB Florida Bancshares, Inc. (the "Company") announced financial results for the first quarter ended March 31, 2003. A copy of the press release announcing the Company's results for the first quarter ended March 31, 2003 is attached hereto as Exhibit 99.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 CNB FLORIDA BANCSHARES,
INC.
                                                (Registrant)

Date: April 28, 2003                            By: /s/ G. Thomas Frankland
                                                ---------------------------
                                                (Signature)

                                                G. Thomas Frankland
                                                Executive Vice President and
                                                Chief Financial Officer
                                                (Principal Financial Officer)